UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 30, 2025

DMC Global Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-14775	84-0608431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11800 Ridge Parkway, Suite 300, Broomfield, Colorado 80021

(Address of Principal Executive Offices, Including Zip Code)

(303) 665-5700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.05 Par Value	BOOM	The Nasdaq Global Select Market
Stock Purchase Rights		The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 30, 2025, DMC Global Inc. (the “Company”) entered into Amendment No. 1 to Stockholder Protection Rights Agreement (the “Amendment”), which amends that certain Stockholder Protection Rights Agreement, dated as of June 5, 2024, by and between the Company and Computershare Trust Company, N.A., as Rights Agent (the “Original Rights Agreement” and, as amended by the Amendment, the “Amended Rights Agreement”). Capitalized terms not defined herein have the meanings specified in the Amended Rights Agreement.

Pursuant to the Amendment, the Expiration Time of the Rights has been extended for one year from June 4, 2025 to June 4, 2026 (unless the Rights are earlier redeemed, exchanged or terminated in accordance with the terms and conditions of the Amended Rights Agreement). Except for the extension of the Expiration Time, the Original Rights Agreement remains unaltered and in full force and effect.

The Rights, as amended, are in all respects subject to and governed by the provisions of the Amended Rights Agreement. The foregoing description of the Original Rights Agreement and the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Original Rights Agreement, which is attached hereto as Exhibit 4.1, and to the Amendment, which is attached hereto as Exhibit 4.2, both of which are incorporated herein by reference.

Item 3.03.	Material Modifications to Rights of Security Holders.

The information set forth under Item 1.01 is incorporated into this Item 3.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit Number	Description
4.1	Stockholder Protection Rights Agreement, dated as of June 5, 2024, between DMC Global Inc. and Computershare Trust Company, N.A., as Rights Agent (incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K filed on June 6, 2024).
4.2	Amendment No. 1 to Stockholder Protection Rights Agreement, dated as of May 30, 2025, between DMC Global Inc. and Computershare Trust Company, N.A., as Rights Agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMC Global Inc.

Dated: June 3, 2025	By:	/s/ Eric V. Walter
		Name:	Eric V. Walter
		Title:	Chief Financial Officer